Intangible assets	12 Months Ended
Dec. 31, 2022
Intangible assets
Intangible assets

7      Intangible assets

	Exclusive
	licence		Proprietary
	agreement	Software	technology	Brand	Total
	$	$	$	$	$
Year ended December 31, 2021
Opening net book value	186	362	1,128	222	1,898
Additions	—	561	—	—	561
Foreign exchange	1	(5)	7	2	5
Amortization	(22)	(148)	(718)	(141)	(1,029)
Closing net book value	165	770	417	83	1,435

As at December 31, 2021
Cost	231	978	3,456	681	5,346
Accumulated amortization	(66)	(208)	(3,039)	(598)	(3,911)
Net book value	165	770	417	83	1,435

Year ended December 31, 2022
Opening net book value	165	770	417	83	1,435
Foreign exchange	(5)	(32)	(10)	(4)	(51)
Amortization	(25)	(193)	(407)	(79)	(704)
Closing net book value	135	545	—	—	680

As at December 31, 2022
Cost	231	978	3,456	681	5,346
Accumulated amortization	(96)	(433)	(3,456)	(681)	(4,666)
Net book value	135	545	—	—	680

The Company has a licence agreement (the licence) with Sunnybrook Health Sciences Centre (Sunnybrook), pursuant to which Sunnybrook licenses to the Company certain intellectual property. Pursuant to the licence, the Company has exclusively licenced-in rights that enable the Company to use Sunnybrook’s technology for MRI-guided trans-urethral ultrasound therapy. The Company has the option to acquire rights to improvements to the relevant technology and intellectual property. If the Company fails to comply with any of its obligations or otherwise breaches this agreement, Sunnybrook may have the right to terminate the licence.

In accordance with the Company’s accounting policy, the carrying value of goodwill is assessed annually as well as assessed for impairment triggers at each reporting date to determine whether there exists any indicators of impairment. When there is an indicator of impairment of non-current assets within a CGU or group of CGUs containing goodwill, the Company tests the non-current assets for impairment first and recognizes any impairment loss on goodwill before applying any remaining impairment loss against the non-current assets within the CGU.

In early 2020, in response to the outbreak of the COVID-19 pandemic as declared by the WHO, nations and countries announced mandated closure of public facilities, non-essential businesses and non-essential hospital service. Consequently, Profound had to temporarily delay procedures and were restricted from visiting hospitals, resulting in material decreases in revenues and forecasts.

Increasing concerns over the new highly transmissible Omicron COVID-19 variant and increased daily COVID-19 case counts led to severe shutdowns and restrictions in several Asian countries that materially affected operations in these countries affecting our revenues and trade receivables. These governments imposed further restrictions leading to curfews, movement restrictions and minimum quarantine periods.

The Company completed its annual goodwill impairment testing on the goodwill related to the Sonalleve MR-HIFU CGU, which comprises all of the goodwill of the Company, on December 31, 2022. The recoverable amount of the Sonalleve MR-HIFU CGU was calculated using fair value less costs of disposal (FVLCD).

The calculation of the recoverable amount of the Sonalleve MR-HIFU CGU was determined using discounted cash flow projections based on financial forecasts approved by management covering a four-year period (Level 3 of the fair value hierarchy) and a terminal growth assumption of 2%. The key assumptions and estimates used in determining the FVLCD are related to revenue and EBITDA assumptions, dependent on economic conditions and other events which are based on the financial forecast and assumed growth rates and the discount rate of 18% applied to the cash flow projections.

As the return to business in China continues to be delayed as a result of actions outside of the control of management, including ongoing government restrictions impacting the re-opening of hospitals and clinics and delays in the vaccine roll out, management's estimates of operating results and further cash flows for the forecasted periods have been negatively impacted. As a result of the impairment test performed, it was determined that the goodwill was impaired and the Company recognized an impairment of $2,524, representing all of the Company’s goodwill. There are no other non-current assets allocated to the Sonalleve MR-HIFU CGU and therefore the impairment was only related to the remaining goodwill. No reasonable change in assumptions would change the outcome of the impairment test.

Goodwill	$

As at January 1, 2021	2,678
Foreign exchange	11
As at December 31, 2021	2,689
Foreign exchange	(165)
Impairment	(2,524)
As at December 31, 2022	—